EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with the Quarterly Report of Provident Bankshares Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis A. Starliper, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                               /s/ Dennis A. Starliper
                               Dennis A. Starliper
                               Chief Financial Officer
                               May 14,  2003




       A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906
        HAS BEEN PROVIDED TO PROVIDENT BANKSHARES CORPORATION AND WILL BE RETAINED BY PROVIDENT BANKSHARES CORPORATION AND FURNISHED TO THE
          SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST